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                                                                    EXHIBIT 10.2



                           AMENDMENT TO LOAN AGREEMENT



         THE KROLL-O'GARA COMPANY, O'GARA - HESS & EISENHARDT ARMORING COMPANY, KROLL HOLDINGS, INC., and KROLL ASSOCIATES, INC. (individually and collectively the "Borrower"), and KEYBANK NATIONAL ASSOCIATION ("Lender"), hereby agree as follows:



1.       RECITALS.

         1.1 On October 30, 1998, Borrower and Lender entered into an Amended and Restated Loan Agreement (the "Loan Agreement"). Capitalized terms used herein and not otherwise defined will have the meanings given such terms in the Loan Agreement.

         1.2 Borrower and Lender desire to enter into a new Revolving Credit Note dated of even date herewith (the "Revolving Credit Note") to provide Borrower with funds for general corporate purposes in the amount of $25,000,000.

         1.3 Borrower and Lender desire to amend the Loan Agreement pursuant to this Amendment to Loan Agreement (the "Amendment").

2.       AMENDMENT.

         2.1      Section 3.1.1 is amended to provide as follows:

                  TOTAL FACILITY. Lender will make available to Borrower a revolving credit facility of up to $25,000,000 ("Total Facility"), subject to the terms and conditions and made upon the representations and warranties of Borrower set forth in this Agreement. Amounts outstanding under the revolving credit facility from time to time will be referred to as the "Revolving Credit Loan". The Revolving Credit Loan will be represented by the promissory note of Borrower of even date with the Amendment to Loan Agreement and all amendments, extensions and renewals thereto and restatements and replacements thereof ("Revolving Credit Note"). The Revolving Credit Loan will bear interest and will be payable in the manner set forth in the Revolving Credit Note, the terms of which are incorporated herein by reference.

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         2.2      Section 3.1.4 of the Loan Agreement is amended to provide as follows:

                  COMMITMENT FEE. Borrower will pay to Lender a commitment fee from the date on which all of the conditions precedent set forth in Section 9.1, below are satisfied, computed at the Applicable Rate per annum set forth below, on the average daily difference between: (i) the outstanding amount of the Note and (ii) the Total Facility, such Commitment Fee to be payable quarterly in arrears on the last day of each September, December, March and June and upon the maturity date of the Note and/or the date this Agreement is terminated:

                      FUNDED DEBT TO EBITDA                     APPLICABLE RATE
                      ---------------------                     ---------------

                      If less than 2.0 to 1.0                        0.125%

                      If greater than or equal to 2.0 to 1.0         0.25%

                  The Applicable Rate will be adjusted by Lender as necessary on the first Business Day of the calendar month following submission to Lender of the Borrower's quarterly financial statements.

         2.3 Section 5.2 of the Loan Agreement is hereby amended as follows:

                  LATEST FINANCIALS. Its Current Financial Statements dated March 31, 1999 as delivered to Lender are true, complete and accurate in all material respects and fairly present its financial condition, assets and liabilities, whether accrued, absolute, contingent or otherwise and the results of its operations for the periods specified therein. The annual financial statements of all business entities included in the Current Financial Statements have been prepared in accordance with generally accepted accounting principles applied consistently with preceding periods subject to any comments and notes contained therein.

         2.4      Section 7.4 is hereby amended as follows:

                  GUARANTEES. Other than (i) with respect to the Senior Notes and (ii) guarantees by one or more of the Persons constituting Borrower of the obligations of one or more other Persons constituting Borrower or (iii) guarantees by one or more of the Persons constituting Borrower of the obligations of any Guarantor or (iv) guarantees by one or more of the Persons constituting Borrower of the obligations of a subsidiary, guarantee, endorse or become contingently liable for the obligations of any person, firm or corporation, except in connection with the endorsement and deposit of checks in the ordinary course of business for collection or accounts payable incurred by Subsidiaries in the ordinary course of business.

         2.5 Section 7.5 of the Loan Agreement (Fixed Charge Coverage) is hereby deleted and replaced with the following:

                  INTEREST COVERAGE RATIO. Permit the ratio of Borrower's consolidated earnings before interest and taxes divided by the interest expenses to be less than 2.5 to 1, measured quarterly on a rolling four quarter basis.



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         2.6      Section 7.6 of the Loan Agreement is amended to provide as follows:

                  NET WORTH MAINTENANCE. Fail to maintain at all times a minimum consolidated Net Worth of not less than $126,985,500.00 as of December 31, 1998 to be increased by 65% of net income, calculated at the end of each quarter thereafter. The amount of Intangible Assets included in Net Worth shall at no time exceed 60% of consolidated Net Worth from closing through December 30, 2000 and shall at no time thereafter exceed 55% of consolidated Net Worth; however, should Borrower purchase intangible assets after closing for which Borrower tenders new common stock as consideration for the purchase price, Lender will reduce Borrower's Intangible Assets figure as shown on its post-closing balance sheet by the corresponding amount of such common stock for purposes of calculating compliance with their covenants.

                           For purposes of this Agreement, "Intangible Assets"
                  shall mean the sum total shown on Borrower's balance sheet under the line item entitled "Costs in Excess of Assets Acquired and other Intangible Assets" as such intangible assets are required to be classified by generally accepted accounting principles, and other such assets that may be deemed to be "Intangible Assets" by Lender in its sole discretion.

         2.7 Section 7.7 of the Loan Agreement (Debt to Capitalization) is hereby deleted.

         2.8 Subsection 7.8.1 of Section 7.8 of the Loan Agreement (Capital Expenditures) is hereby amended to provide as follows:

                  7.8.1 Make capital expenditures or acquisitions, including the capitalized value of any leases in the aggregate, which, when calculated in accordance with generally accepted accounting principles, would exceed the $8,000,000.00 in any fiscal year.

         2.9 Subsection 7.8.2 of Section 7.8 of the Loan Agreement (Capital Expenditures) is hereby deleted.

         2.10 Section 7.9 of the Loan Agreement is amended to provide as follows:

                  FUNDED DEBT TO EBITDA. Permit the ratio of Consolidated Funded Debt to Consolidated Earnings Before Interest, Taxes, Depreciation and Amortization ("EBITDA"), to exceed 3.0 to 1.0, measured quarterly on a rolling four quarter basis.

         2.11 Section 7.10 of the Loan Agreement is amended to provide as follows:

                  CASH BALANCES HELD BY SUBSIDIARIES. Permit the TKOGC Subsidiaries, other than OGHEAC and KAI, to hold cash balances for any reason other than to fund working capital and other general corporate purposes in the ordinary course; provided however that the Borrower may, with Lender's prior written consent



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                  which will not be unreasonably withheld, permit any foreign subsidiary, created solely for the purpose of minimizing tax liability, to hold cash balances.

         2.12 Section 7.11 of the Loan Agreement is hereby amended as follows:

                  REDEMPTIONS. Purchase, retire, redeem or otherwise acquire for value, directly or indirectly, any shares of its capital stock now or hereafter outstanding, except as part of a stock option plan, a stock buy back plan or stock distribution plan that may be approved by the Board of Directors of Borrower, provided, however, that the value of such purchase, retirement, redemption or acquisition does not exceed 5% of Borrower's consolidated Net Worth.

         2.13 Section 7.12 is hereby deleted in its entirety and replaced with the following:

                  7.12 INVESTMENTS. The Borrower will not, and will not permit any TKOGC Subsidiaries to, at any time make or permit to exist any Investment except:

                           7.12.1 Property to be used in the ordinary course of business of the Borrower and the TKOGC Subsidiaries;

                           7.12.2 Current assets arising from the sale or goods and services in the ordinary course of business of the Borrower and the TKOGC Subsidiaries;

                           7.12.3 Investments in one or more subsidiaries or in any Person that concurrently with such Investment becomes a subsidiary; provided that such Investments are in compliance with
                                    Section 7.10, above and as to an Investment in foreign subsidiaries (other than a Borrower or any Guarantor), such Investments do not exceed $1,000,000 in the aggregate in any fiscal year;

                           7.12.4 Investments existing as of May 30, 1997 and more particularly set forth in Schedule
                                    10.10 of the Note Purchase Agreement dated
                                    May 30, 1997;

                           7.12.5 Investments in United States Governmental Securities, provided that such obligations mature within 365 days from the date of acquisition thereof;

                           7.12.6 Investments in securities issued by Federal Farm Credit Bank, Federal National Mortgage Association, Federal Home Loan Mortgage Corp., Federal Home Loan Bank, Student Loan Marketing Association, and Tennessee Valley Authority, provided that such obligations mature within 365 days from the date of acquisition thereof;



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                           7.12.7   Investments in certificates of deposit,
                                    banker's acceptances or accounts issued or held by an Acceptable Bank, provided that such obligations mature within 365 days from the date of acquisition thereof;

                           7.12.8   Investments in accounts held by a
                                    Non-Qualifying Bank, provided that the
                                    amount held in accounts by all
                                    Non-Qualifying Banks for the benefit of
                                    Borrower or any TKOGC Subsidiary will not exceed the amount of working capital required by Borrower; or such TKOGC Subsidiary in the ordinary course of business;

                           7.12.9 Investments in variable rate tax exempt bonds, notes or funds given either of the two highest ratings by a credit rating agency of recognized national standing, or if payment thereunder may be made by drawing on letters of credit issued by Acceptable Banks, so long as the Investments in such bonds, notes or funds mature within one year of the date of acquisition thereof;

                           7.12.10 Investments in commercial paper given either of the two highest ratings by a credit rating agency of recognized national standing and maturing not more than 270 days from the date of creation thereof; and

                           7.12.11 Investments in money market mutual funds that invest solely in so-called "money market" instruments maturing not more than one year after the acquisition thereof, which funds have assets in excess of $500,000,000.

                           7.12.12  Investments not otherwise included in
                                    Section 7.12.1 through 7.12.11, provided that at the time any such investment is made and immediately after giving effect thereto, the aggregate amount of all such investments would not exceed 12.5% of Consolidated Net Worth.

                  As used in this Section:

                           "ACCEPTABLE BANK" means any bank or trust company (i)
                  which is organized under the laws of the United States of America or any state thereof, (ii) which has capital, surplus and undivided profits aggregating at least $500,000,000 and
                  (iii) whose long-term unsecured debt obligations (or the long-term unsecured debt obligations of the bank holding company owning all of the Capital Stock of such bank or trust company) shall have been given a rating of "A" or better by Standard and Poor's Ratings Group, "A2" or better by Moody's Investors Service, Inc. or an equivalent rating by any other credit rating agency of recognized national standing.



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                           "INVESTMENT" means any investment, made in cash or by
                  delivery of property, by Borrower or any Subsidiary in any Person, whether by acquisition, of capital stock, debt or other obligation or security, or by loan, guaranty, advance, capital contribution or otherwise.

                           "NON-QUALIFYING BANK" means any bank or trust
                  company, other than an Acceptable Bank, which has capital, surplus and undivided profits aggregating at least $100,000,000 (or the equivalent in a foreign currency).

                           "UNITED STATES GOVERNMENTAL SECURITY" means any
                  direct obligation of, or obligation guaranteed by, the United States of America, or any agency controlled or supervised by or acting as an instrumentality of the United States of America pursuant to authority granted by the Congress of the United States of America, so long as such obligation or guarantee shall have the benefit of the full faith and credit of the United States of America which shall have been pledged pursuant to authority granted by the Congress of the United States of America.

         2.14 Section 14.21 of the Loan Agreement is amended to provide the following:

                  "Funded Debt" will mean all Indebtedness on a consolidated basis, including any amount which may be considered the current portion of such Indebtedness.

         2.15 Section 14.23 of the Loan Agreement is amended to provide as follows:

                  "Guarantor(s)" will mean any persons or entities that now or in the future deliver one or more Guarantees to Lender, including but not limited to Kroll Associates, Inc., Kroll Holding, Inc., Kroll Information Services, Inc., Kroll International, Inc., Background America, Inc., Kroll-O'Gara Information Security Group, Inc., Schiff & Associates, Inc., Lindquist Avey MacDonald Baskerville, Inc., Laboratory Specialists, Inc. and Inphoto Surveillance, Inc.

         2.16 Section 14.25 of the Loan Agreement is hereby amended as follows:

                  "Indebtedness" will mean, without duplication: (i) all obligations (including capitalized lease obligations) which in accordance with generally accepted accounting principles would be shown on a balance sheet as a liability; (ii) all obligations for borrowed money or for the deferred purchase price of property or services; (iii) all guarantees, reimbursement, payment or similar obligations, absolute, contingent or otherwise, under acceptance, letter of credit or similar facilities, and (iv) all obligations for any Swap. For the purposes of this Section, "Swap" shall mean, with respect to any Person, payment obligations with respect to interest rate swaps, currency swaps and similar obligations obligating such Person making payments, whether periodically or upon the happening of a contingency. The amount of the obligation under any Swap shall be the amount determined by Lender in its reasonable calculation to be that portion of the Swap obligation that represents the credit risk of such Person under the Swap.



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         2.17     Section 5.16 is hereby added to the Loan Agreement to provide as follows:

                  YEAR 2000 COMPLIANCE. Borrower has (i) undertaken a detailed review and assessment of all areas within its business that could be adversely affected by the failure of the Borrower to be Year 2000 Compliant (as herein defined) on a timely basis,
                  (ii) developed a plan and time line for becoming Year 2000 Compliant on a timely basis, and (iii) to date, implemented that plan in accordance with the specified time line in all material respects.

                           As of January 1, 2000, all of Borrower's computer
                  hardware and software provides the following functions:

                           (1) consistently handle date information before, during and after January 1, 2000, including, but not limited to, accepting date input, providing date output and performing calculations on dates or portions of dates;

                           (2) function accurately in accordance with the specifications of such computer hardware or software and without interruption before, during and after January 1, 2000, without any change in operations associated with the advent of the new century;

                           (3) respond to two-digit date input in a way that resolves any ambiguity as to century in a disclosed, defined and predetermined manner; and

                           (4) store and provide output of date information in ways that are unambiguous as to century.

                           As used herein, "Year 2000 Compliant" shall mean that
                  all software, embedded microchips and other processing capabilities utilized by the Borrower will correctly process, sequence, and calculate, without interruption, all date and date related data for all dates to, through and after January 1, 2000, including leap year calculations, and shall recognize, store and transmit date data in a format which clearly indicates the correct century.

3. REPRESENTATIONS AND WARRANTIES. To induce Lender to enter into this Amendment, Borrower represents and warrants as follows:

         3.1 Except as amended above in 2.3 above and provided below, the representations and warranties of Borrower contained in
                  Section 5 of the Loan Agreement are deemed to have been made again on and as of the date of execution of this Amendment and will apply to this Amendment and the Revolving Credit Note.

                  3.1.1 As to Section 5.2 as amended, the Borrower and Lender recognize that the Current Financial Statements do not account for the June 16, 1999 acquisition of Background America, Inc.



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         3.2      No Event of Default (as such term is defined in Section 8 of the Loan Agreement) or event or condition which with the lapse of time or giving of notice or both would constitute an Event of Default exists on the date hereof.

         3.3 The person executing this Amendment and the loan documents to be executed in connection herewith is a duly elected and acting officer of Borrower and is duly authorized by the Board of Directors of Borrower to execute and deliver such documents on behalf of Borrower.

4. CONDITIONS. Lender's consent to this Amendment is subject to the following conditions:

         4.1 Borrower will have executed and delivered to Lender the Revolving Credit Note.

         4.2 Lender will have been furnished copies, certified by the Secretary or Assistant Secretary of Borrower, of resolutions of the Board of Directors of Borrower authorizing the execution of this Amendment, the Exhibits hereto and all other documents executed in connection herewith.

         4.3 Background America, Inc., Kroll-O'Gara Information Security Group, Inc., Schiff & Associates, Inc., Lindquist Avey MacDonald Baskerville, Inc., Laboratory Specialists, Inc. and Inphoto Surveillance, Inc. (individually and collectively, the "Guarantor") will have executed and delivered to Lender the Guarantee dated of even date herewith (the "Guarantee").

         4.4 Borrower will provide to Lender within 90 days of the date hereof appropriate documentation evidencing the change of Financial Research, Inc. to Lindquist Avey MacDonald Baskerville, Inc., and the change of Securify, Inc. to Kroll-O'Gara Information Security Group, Inc.

         4.5 For each Guarantor, Lender will have been furnished copies, certified by the Secretary or assistant Secretary of each Guarantor, of resolutions of the Board of Directors of each Guarantor authorizing the execution of the Guarantee.

         4.6 Borrower will have delivered to Lender copies of its Year 2000 plan and time line, which shall reasonably specify the method(s) to be used by the Borrower to become Year 2000 Compliant.

         4.7 The representations and warranties of Borrower in Section 3 herein will be true.

         4.8 Borrower shall pay all expenses and attorneys' fees incurred by Lender in connection with the preparation, execution, and delivery of this Amendment and related documents. Such fees may be deducted by Lender from the Revolving Credit Note.



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5.       GENERAL.

         5.1 Except as expressly modified herein, the Loan Agreement, as amended, is and remains in full force and effect.

         5.2 Nothing contained herein will be construed as waiving any default or Event of Default under the Loan Agreement or will affect or impair any right, power or remedy of Lender under or with respect to the Loan, the Loan Agreement, as amended, the Revolving Credit Note or any agreement or instrument guaranteeing, securing or otherwise relating to any of the Loan.

         5.3 This Amendment will be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns.

         5.4 All representations, warranties and covenants made by Borrower herein will survive the execution and delivery of this Amendment.

         5.5 This Amendment will in all respects be governed and construed in accordance with the laws of the State of Ohio.



                            [SIGNATURES ON NEXT PAGE]




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Signed on June 25, 1999.


                                            THE KROLL-O'GARA COMPANY

                                            By:  /s/ JULES KROLL
                                                 ---------------------------
                                            Print Name:  Jules Kroll
                                            Title:  Chairman and CEO
                                            Date:  June 25, 1999

                                            THE KROLL-O'GARA COMPANY

                                            By:  /s/ ABRAM S. GORDON
                                                 ---------------------------
                                            Print Name:  Abram S. Gordon
                                            Title:  Vice President
                                            Date:  June 25, 1999

                                            O'GARA-HESS & EISENHARDT
                                            ARMORING COMPANY

                                            By: /s/ ABRAM S. GORDON
                                                 ---------------------------
                                            Print Name:  Abram S. Gordon
                                            Title:  Vice President
                                            Date:  June 25, 1999

                                            KROLL HOLDINGS, INC.

                                            By: /s/ ABRAM S. GORDON
                                                 ---------------------------
                                            Print Name:  Abram S. Gordon
                                            Title:  Vice President
                                            Date:  June 25, 1999

                                            KROLL ASSOCIATES, INC.

                                            By: /s/ ABRAM S. GORDON
                                                 ---------------------------
                                            Print Name:  Abram S. Gordon
                                            Title:  Vice President
                                            Date:  June 25, 1999


                                            KEYBANK NATIONAL ASSOCIATION

                                            By:  /s/ STEVEN J. BLOEMER
                                                 ---------------------------
                                            Print Name:  Steven J. Bloemer
                                            Title:  Vice President
                                            Date:  June 25, 1999



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